[USAA LOGO APPEARS HERE. (REGISTERED TRADEMARK)]






                                  ANNUAL REPORT

================================================================================

                              USAA CALIFORNIA FUNDS

================================================================================

                                 MARCH 31, 2001








USAA FAMILY OF FUNDS
--------------------------------------------------------------------------------
For more complete information about the mutual funds managed and distributed by USAA Investment Management Company (USAA Investments), including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

--------------------------------------------------------------------------------
      EQUITY                    MONEY MARKET                    INDEXES
--------------------------------------------------------------------------------

 Aggressive Growth*             Money Market             Extended Market Index

   Capital Growth          Tax Exempt Money Market        Global Titans Index

  Emerging Markets       Treasury Money Market Trust        Nasdaq-100 Index

 First Start Growth          State Money Market              S&P 500 Index

       Gold              -------------------------------------------------------
                                TAXABLE BONDS               ASSET ALLOCATION
      Growth             -------------------------------------------------------

  Growth & Income                 GNMA Trust               Balanced Strategy

   Income Stock            High-Yield Opportunities       Cornerstone Strategy

   International                    Income               Growth and Tax Strategy

Science & Technology        Intermediate-Term Bond           Growth Strategy

  Small Cap Stock               Short-Term Bond              Income Strategy

   World Growth          ----------------------------
                              TAX EXEMPT BONDS
                         ----------------------------

                                 Long-Term

                             Intermediate-Term

                                Short-Term

                             State Bond/Income

--------------------------------------------------------------------------------

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE. - AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND. - CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY. - THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES. - FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY. - SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES, OR THE FEDERAL ALTERNATIVE MINIMUM TAX. - 'S&P 500' IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR OUR USE. 'NASDAQ-100(REGISTERED TRADEMARK)', 'NASDAQ-100 INDEX(REGISTERED TRADEMARK)', AND 'NASDAQ(REGISTERED TRADEMARK)', ARE TRADE OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. 'DOW JONES' AND 'DOW JONES GLOBAL TITANS INDEX(SERVICEMARK)' ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THESE INDEX PRODUCTS ARE NOT SPONSORED, SOLD, OR PROMOTED BY THE TRADE OR SERVICE MARK OWNERS AND NEITHER THE TRADE OR SERVICE MARK OWNERS NOR ANY OF THEIR SUBSIDIARIES OR AFFILIATES MAKE ANY REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THESE PRODUCTS. - INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL SECURITIES OF THE INDEX THAT THEY ATTEMPT TO MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

*CLOSED TO NEW INVESTORS.






TABLE OF CONTENTS
--------------------------------------------------------------------------------
      MESSAGE FROM THE PRESIDENT                                        2
      INVESTMENT REVIEW
         USAA California Bond Fund                                      4
         USAA California Money Market Fund                             10
      FINANCIAL INFORMATION
         Distributions to Shareholders                                 14
         Independent Auditors' Report                                  15
         Portfolios of Investments:
            Categories and Definitions                                 16
            USAA California Bond Fund                                  18
            USAA California Money Market Fund                          23
         Notes to Portfolios of Investments                            28
         Statements of Assets and Liabilities                          29
         Statements of Operations                                      30
         Statements of Changes in Net Assets                           31
         Notes to Financial Statements                                 32
--------------------------------------------------------------------------------




IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a mutual fund representative at 1-800-531-8448 during business hours.

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA CALIFORNIA FUNDS, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (IMCO). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.

USAA WITH THE EAGLE IS REGISTERED IN THE U.S. PATENT & TRADEMARK OFFICE. (COPYRIGHT)2001, USAA. ALL RIGHTS RESERVED.





MESSAGE FROM THE PRESIDENT
--------------------------------------------------------------------------------
[PHOTOGRAPH OF THE PRESIDENT AND VICE CHAIRMAN OF THE BOARD, CHRISTOPHER W. CLAUS, APPEARS HERE.]

During 2000 and early 2001, we saw some of the most dramatic market downturns in several decades. Many investors who rode the wave of the new economy boom of 1996 through early 2000 are now experiencing a sobering reality check. However, we are happy to report good financial news to you, our shareholder -- continued positive returns on your tax-exempt bond funds and above-average yields on our money market funds.

In addition to producing positive returns, the performance of USAA's tax-exempt funds ranked well among their peers. On the following page, recent rankings from Lipper Analytical Services, Inc. show how your funds performed in comparison to others in their Lipper categories.

The performance of these funds is testimony to the competency, skill, and commitment of our team members -- portfolio managers, securities analysts, and traders -- whose goal is to deliver this performance to you. We at USAA have worked diligently to build a world-class team of experts to manage our funds, and we are proud of the results they have delivered.

Our overall objective in managing tax-exempt funds is to generate a high level of income that is exempt from federal and, in some cases, state income taxes. In the long run, almost all return available from bonds is generated from income, and of course, that is the tax-advantaged part of the return. We watch carefully and take into consideration the value of the principal, as well. USAA Investments offers an array of tax-exempt bond funds with different income, volatility, and liquidity characteristics. For those who wish to invest in bond funds in an IRA or other tax-qualified account, or have needs for taxable income, USAA Investments offers a similar array of funds that invest in bonds that have the potential to generate taxable income.

Within the realm of fixed-income investments, tax-exempt funds have characteristics of being tax-efficient. You are likely to retain virtually all of the interest income on these funds because they are tax-EXEMPT, not tax-deferred like an IRA, 401(k), or annuity. When you consider the value of an investment that is exempt from federal and, in some cases, state income tax, it is easy to see why these funds can be a vital part of a balanced portfolio.

We appreciate the opportunity to serve you, our shareholder, and your investment needs. Thank you for your trust, confidence, and continued business.

Sincerely,


Christopher W. Claus
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD



                   LIPPER RANKINGS FOR PERIODS ENDING 3/31/01

                                             RANKING/NUMBER OF FUNDS IN CATEGORY
FUND/LIPPER CATEGORY                           1 YEAR      5 YEARS    10 YEARS
--------------------------------------------------------------------------------
USAA LONG-TERM FUND
GENERAL MUNICIPAL DEBT FUNDS                   24/273      17/186       25/85

USAA INTERMEDIATE-TERM FUND
INTERMEDIATE MUNICIPAL DEBT FUNDS              28/119       7/100       2/24

USAA SHORT-TERM FUND
SHORT MUNICIPAL DEBT FUNDS                      1/33        3/26         1/6

USAA TAX-EXEMPT MONEY MARKET FUND
TAX-EXEMPT MONEY MARKET FUNDS                   7/133       5/115       7/77

USAA CALIFORNIA BOND FUND
CALIFORNIA MUNICIPAL DEBT FUNDS                13/111       4/80        9/39

USAA CALIFORNIA MONEY MARKET FUND
CALIFORNIA TAX-EXEMPT MONEY MARKET FUNDS        7/55        3/46        4/34

USAA NEW YORK BOND FUND
NEW YORK MUNICIPAL DEBT FUNDS                   1/104       2/78        10/35

USAA NEW YORK MONEY MARKET FUND
NEW YORK TAX-EXEMPT MONEY MARKET FUNDS          11/49       5/40        4/29

USAA VIRGINIA BOND FUND
VIRGINIA MUNICIPAL DEBT FUNDS                   1/37        3/33         1/8

USAA VIRGINIA MONEY MARKET FUND
STATE-SPECIFIC MONEY MARKET FUNDS               16/38       12/29        2/3

USAA FLORIDA TAX-FREE INCOME FUND
FLORIDA MUNICIPAL DEBT FUNDS                    3/63        2/55         n/a

USAA FLORIDA TAX-FREE MONEY MARKET FUND
STATE-SPECIFIC MONEY MARKET FUNDS               10/38       10/29        n/a

THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE; THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. - AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THESE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND. - SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES OR THE FEDERAL ALTERNATIVE MINIMUM TAX. - LIPPER ANALYTICAL SERVICES IS AN INDEPENDENT ORGANIZATION THAT MONITORS THE PERFORMANCE OF MUTUAL FUNDS. RANKINGS ARE BASED ON TOTAL RETURNS. - FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY (USAA INVESTMENTS), INCLUDING CHARGES AND OPERATING EXPENSES, CALL FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST.





INVESTMENT REVIEW
--------------------------------------------------------------------------------
USAA CALIFORNIA BOND FUND

OBJECTIVE: High level of current interest income that is exempt from federal and California state income taxes.

TYPES  OF  INVESTMENTS:  Invests  principally  in  long-term,   investment-grade
California tax-exempt securities.

--------------------------------------------------------------------------------
                                                   3/31/01           3/31/00
--------------------------------------------------------------------------------
 Net Assets                                     $663.2 Million   $576.7 Million
 Net Asset Value Per Share                          $11.03           $10.38
 Tax-Exempt Dividends Per Share Last 12 Months      $0.565           $0.576
 Capital Gains Distributions Per Share Last 12
   Months                                              -                -
--------------------------------------------------------------------------------
30-DAY SEC YIELD* AS OF 3/31/01
--------------------------------------------------------------------------------
 30-DAY SEC YIELD                                                     4.51%
--------------------------------------------------------------------------------
* CALCULATED AS PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION.



--------------------------------------------------------------------------------
                     AVERAGE ANNUAL COMPOUNDED RETURNS WITH
            REINVESTMENT OF DIVIDENDS - PERIODS ENDING MARCH 31, 2001
--------------------------------------------------------------------------------
                 TOTAL RETURN   EQUALS   DIVIDEND RETURN   PLUS   PRICE CHANGE
--------------------------------------------------------------------------------
      10 YEARS       7.20%        =            5.90%         +        1.30%
--------------------------------------------------------------------------------
       5 YEARS       6.76%        =            5.63%         +        1.13%
--------------------------------------------------------------------------------
       1 YEAR       12.05%        =            5.79%         +        6.26%
--------------------------------------------------------------------------------


              ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS
                  FOR THE 10-YEAR PERIOD ENDING MARCH 31, 2001

A chart in the form of a bar graph appears here, illustrating the Annual Total Returns and Compounded Dividend Returns of the USAA California Bond Fund for the 10-year period ending March 31, 2001.

TOTAL RETURN
---------------------
03/31/1992      9.52%
03/31/1993     12.56%
03/31/1994      0.31%
03/31/1995      6.89%
03/31/1996      9.35%
03/31/1997      6.60%
03/31/1998     12.33%
03/31/1999      6.46%
03/31/2000     -2.91%
03/31/2001     12.02%

DIVIDEND RETURN
---------------------
03/31/1992      6.81%
03/31/1993      6.51%
03/31/1994      5.15%
03/31/1995      6.19%
03/31/1996      6.08%
03/31/1997      5.93%
03/31/1998      5.95%
03/31/1999      5.39%
03/31/2000      5.15%
03/31/2001      5.76%

CHANGE IN SHARE PRICE
---------------------
03/31/1992      2.71%
03/31/1993      6.05%
03/31/1994     -4.84%
03/31/1995      0.70%
03/31/1996      3.27%
03/31/1997      0.67%
03/31/1998      6.38%
03/31/1999      1.07%
03/31/2000     -8.06%
03/31/2001      6.26%
--------------------------------------------------------------------------------
TOTAL RETURN EQUALS DIVIDEND RETURN PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. DIVIDEND RETURN IS THE INCOME FROM DIVIDENDS RECEIVED OVER THE PERIOD ASSUMING REINVESTMENT OF ALL DIVIDENDS. SHARE PRICE CHANGE IS THE CHANGE IN NET ASSET VALUE OVER THE PERIOD ADJUSTED FOR CAPITAL GAINS DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.






--------------------------------------------------------------------------------
                     12-MONTH DIVIDEND YIELD COMPARISON
                     ----------------------------------

A chart in the form of a bar graph appears here illustrating the comparison of the 12-Month Dividend Yield of the USAA California Bond Fund to the 12-Month
Dividend Yield of the Lipper California Municipal Debt Funds Average from 03/31/1992 to 03/31/2001.

                  USAA CALIFORNIA        LIPPER CALIFORNIA MUNICIPAL
                     BOND FUND                DEBT FUNDS AVERAGE
                  ---------------        ---------------------------
03/31/1992             6.40%                        6.38%
03/31/1993             5.80%                        5.82%
03/31/1994             5.85%                        5.82%
03/31/1995             5.83%                        5.60%
03/31/1996             5.74%                        5.24%
03/31/1997             5.77%                        5.14%
03/31/1998             5.36%                        4.78%
03/31/1999             5.20%                        4.54%
03/31/2000             5.54%                        4.76%
03/31/2001             5.15%                        4.51%
--------------------------------------------------------------------------------
THE 12-MONTH DIVIDEND YIELD IS COMPUTED BY DIVIDING INCOME DIVIDENDS PAID DURING THE PREVIOUS 12 MONTHS BY THE LATEST MONTH-END NET ASSET VALUE ADJUSTED FOR CAPITAL GAINS DISTRIBUTIONS. THE GRAPH SHOWS DATA FOR PERIODS ENDING 3/31/92 TO 3/31/01.






--------------------------------------------------------------------------------
                    CUMULATIVE PERFORMANCE COMPARISON
                    ---------------------------------

A chart in the form of a line graph appears here, comparing the cumulative performance of a $10,000 investment in the USAA California Bond Fund, the Lehman Brothers Municipal Bond Index and the Lipper California Municipal Debt Funds Average. The data is from 3/31/1991 through 3/31/2001. The data points from the graph are as follows:

USAA CALIFORNIA BOND FUND
  YEAR                 AMOUNT
--------              -------
03/31/91              $10,000
09/30/91               10,580
03/31/92               10,952
09/30/92               11,573
03/31/93               12,327
09/30/93               13,189
03/31/94               12,365
09/30/94               12,511
03/31/95               13,216
09/30/95               13,918
03/31/96               14,452
09/30/96               15,078
03/31/97               15,407
09/30/97               16,564
03/31/98               17,307
09/30/98               18,245
03/31/99               18,425
09/30/99               17,697
03/31/00               17,888
09/30/00               18,824
03/31/01               20,038

LEHMAN BROTHERS MUNICIPAL BOND INDEX
  YEAR                 AMOUNT
--------              -------
03/31/91              $10,000
09/30/91               10,611
03/31/92               10,999
09/30/92               11,720
03/31/93               12,376
09/30/93               13,213
03/31/94               12,663
09/30/94               12,891
03/31/95               13,604
09/30/95               14,332
03/31/96               14,745
09/30/96               15,198
03/31/97               15,548
09/30/97               16,568
03/31/98               17,214
09/30/98               18,012
03/31/99               18,281
09/30/99               17,887
03/31/00               18,266
09/30/00               18,991
03/31/01               20,261

LIPPER CALIFORNIA MUNICIPAL DEBT FUNDS AVERAGE
  YEAR                 AMOUNT
--------              -------
03/31/91              $10,000
09/30/91               10,611
03/31/92               10,952
09/30/92               11,619
03/31/93               12,330
09/30/93               13,215
03/31/94               12,589
09/30/94               12,689
03/31/95               13,352
09/30/95               13,936
03/31/96               14,365
09/30/96               14,877
03/31/97               15,137
09/30/97               16,212
03/31/98               16,819
09/30/98               17,662
03/31/99               17,800
09/30/99               17,143
03/31/00               17,388
09/30/00               18,194
03/31/01               19,257
--------------------------------------------------------------------------------
DATA FROM 3/31/91 THROUGH 3/31/01.

THE GRAPH ILLUSTRATES THE COMPARISON OF A $10,000 HYPOTHETICAL INVESTMENT IN THE USAA CALIFORNIA BOND FUND TO THE LEHMAN BROTHERS MUNICIPAL BOND INDEX AND THE LIPPER CALIFORNIA MUNICIPAL DEBT FUNDS AVERAGE. THE BROAD-BASED LEHMAN BROTHERS MUNICIPAL BOND INDEX IS AN UNMANAGED INDEX THAT TRACKS TOTAL RETURN PERFORMANCE FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. THE LIPPER CALIFORNIA MUNICIPAL DEBT FUNDS AVERAGE IS THE AVERAGE PERFORMANCE LEVEL OF ALL CALIFORNIA MUNICIPAL DEBT FUNDS, AS COMPUTED BY LIPPER ANALYTICAL SERVICES, INC., AN INDEPENDENT ORGANIZATION THAT MONITORS THE PERFORMANCE OF MUTUAL FUNDS. ALL TAX-EXEMPT BOND FUNDS WILL FIND IT DIFFICULT TO OUTPERFORM THE LEHMAN INDEX BECAUSE FUNDS HAVE EXPENSES.






MESSAGE FROM THE MANAGER
--------------------------------------------------------------------------------
[PHOTOGRAPH OF THE PORTFOLIO MANAGER, ROBERT R. PARISEAU, CFA, APPEARS HERE.]

HOW DID THE FUND PERFORM FROM MARCH 31, 2000, TO MARCH 31, 2001?

I am pleased to say that your USAA California Bond Fund's total return was 12.05% for the period ending March 31, 2001, compared to an average of 10.41% for the Lipper California Municipal Debt Funds category. During this period of declining interest rates, the Fund's share price increased by $0.65, or 6.26%, to $11.03. Your Fund paid a dividend distribution yield of 5.15% for the period.

================================================================================

                                    * * * *
    YOUR FUND'S PERFORMANCE RECEIVED AN OVERALL MORNINGSTAR RATING(TRADEMARK)
                 OF 4 STARS IN THE MUNICIPAL BOND FUND CATEGORY
                      FOR THE PERIOD ENDING MARCH 31, 2001.

================================================================================

REFER TO THE BOTTOM OF PAGE 5 FOR THE LIPPER CATEGORY DEFINITION.

TOTAL  RETURN   EQUALS  INCOME  RETURN  PLUS  SHARE  PRICE  CHANGE  AND  ASSUMES
REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

THE 12-MONTH DIVIDEND YIELD IS COMPUTED BY DIVIDING INCOME DIVIDENDS PAID DURING THE PREVIOUS 12 MONTHS BY THE LATEST MONTH-END NET ASSET VALUE ADJUSTED FOR CAPITAL GAINS DISTRIBUTIONS.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. MORNINGSTAR PROPRIETARY RATINGS ON U.S.-DOMICILED FUNDS REFLECT HISTORICAL RISK-ADJUSTED PERFORMANCE AS OF MARCH 31, 2001. THE RATINGS ARE SUBJECT TO CHANGE EVERY MONTH. MORNINGSTAR RATINGS ARE CALCULATED FROM THE FUND'S THREE-, FIVE-, AND 10-YEAR AVERAGE ANNUAL RETURNS (IF APPLICABLE) IN EXCESS OF 90-DAY U.S. TREASURY BILL RETURNS WITH APPROPRIATE FEE ADJUSTMENTS, AND A RISK FACTOR THAT REFLECTS FUND PERFORMANCE BELOW 90-DAY U.S. T-BILL RETURNS. THE OVERALL MORNINGSTAR RATING(TRADEMARK) IS A WEIGHTED AVERAGE OF THE FUND'S THREE-, FIVE-, AND 10-YEAR (IF APPLICABLE) RISK-ADJUSTED PERFORMANCE. THE USAA CALIFORNIA BOND FUND RECEIVED 4 STARS, 5 STARS, AND 4 STARS FOR THE THREE-, FIVE- AND 10-YEAR PERIODS, RESPECTIVELY. THE TOP 10% OF THE FUNDS IN A BROAD ASSET CLASS RECEIVE 5 STARS, THE NEXT 22.5% RECEIVE 4 STARS, THE NEXT 35% RECEIVE 3 STARS, THE NEXT 22.5% RECEIVE 2 STARS, AND THE BOTTOM 10% RECEIVE 1 STAR. THE FUND WAS RATED EXCLUSIVELY AGAINST U.S.-DOMICILED FUNDS. THE FUND WAS RATED AMONG 1,692, 1,452, AND 438 MUNICIPAL BOND FUNDS FOR THE THREE-, FIVE AND 10-YEAR PERIODS, RESPECTIVELY.


WHAT WERE THE RELEVANT MARKET CONDITIONS DURING THIS PERIOD?

Since the summer of 1999, the Federal Reserve Board (the Fed) had been concerned that a very robust U.S. economy, rising energy prices, and a tight labor market would trigger higher inflation. In the first half of 2000, the Fed raised short-term interest rates three times, for a total of 1%. However, by late spring of last year, the financial markets sensed that the U.S. economy was losing momentum, and long-term interest rates began to fall. The bond market generally welcomes a slowing economy because inflation pressures are lower. After economic activity fell sharply late last year, the Fed slashed the federal funds target interest rate twice in January 2001 and once again in March for a total interest rate reduction of 1.5%.

The yield on the Bond Buyer 40-Bond Index fell 0.67% during the 12 months ending March 31, 2001. Bond prices were impressively higher. Very attractive tax equivalent yields and an increasing desire for portfolio diversification stimulated investor demand for municipals.


THE BOND BUYER 40-BOND INDEX IS THE INDUSTRY STANDARD FOR THE YIELD OF LONG-TERM, INVESTMENT-GRADE MUNICIPAL BONDS.


WHAT WERE YOUR STRATEGIES AND TECHNIQUES FOR BUYING AND SELLING DURING THE
PERIOD?

My goal is to produce a high level of tax-exempt income with best AFTER-TAX total return over a three- to five-year investment horizon. The Fund remains fully invested in long-term, investment-grade municipal bonds with an income orientation. Municipal bonds maturing in 15 years or longer usually yield more than shorter bonds of the same credit quality. However, longer-maturity bonds are more sensitive to changes in interest rates than shorter-maturity bonds.

Like any buyer, I seek value. We define value at USAA as a combination of:

   - STRUCTURE (coupon, maturity, call features, sinking funds, etc.)

   - LIQUIDITY (the  ability to  sell the bond quickly and receive the price you expect)

   - CREDIT QUALITY (the strength and stability of the issuer)

   - YIELD (The bond may otherwise be a great fit, but if the yield is too low, it's overpriced.)

Our shareholders have made it very clear that they do not want the income from their USAA tax-exempt funds to be subject to the alternative minimum tax (AMT). Consequently, since their inception, none of the USAA tax-exempt funds has distributed income that was subject to the AMT for individual taxpayers. Looking ahead, we have no intention to purchase municipal bonds that are subject to the AMT. Of course, we would certainly advise our shareholders should any change in the federal tax code compel us to reconsider our position.

WHAT IS THE OUTLOOK?

During the first quarter of 2001, U.S. economic activity seemed to stabilize after an extremely weak November and December. Although an economic slowdown is evident, no consensus exists as to its depth and length. Bullish investors believe that the U.S. economy will recover quickly after a brief pause, but more pessimistic investors predict an outright recession. Although energy prices remain stubbornly high because of tight supply, an increase in unemployment and slower economic growth should help to subdue inflation.

Stock market volatility and investors' desires to diversify should continue to increase demand for municipal bonds. The combination of a weak economic outlook, stock market volatility, and growing demand typically proves to be a friendly environment for municipal bonds.

California's economy, especially its technology industry, has begun to slow in conjunction with the broader U.S. economy. The Fund holds a high percentage of AAA- and AA-rated bonds and has no direct exposure to the troubled California electric utilities. Standard & Poor's (S&P), Moody's Investors Service, and Fitch IBCA confirmed California's general obligation bond rating at AA, Aa2, and AA, respectively, in February 2001. Concerned that the electric utility crisis may affect the state's general fund balance, S&P placed the state on credit watch with negative implications. We will closely monitor specific credit issues, ballot initiatives, and litigation that could potentially affect the value of your holdings.

TAXABLE EQUIVALENT YIELDS

The table below compares the yield of the USAA California Bond Fund with a taxable equivalent investment.

--------------------------------------------------------------------------------
 TO MATCH THE USAA CALIFORNIA BOND FUND'S CLOSING 30-DAY SEC YIELD OF
 4.51% AND:

 Assuming a California state tax rate of:  8.00%      9.30%     9.30%    9.30%
 and a marginal federal tax rate of:        28%        31%       36%     39.6%

 A FULLY TAXABLE INVESTMENT MUST PAY:      6.81%      7.21%     7.77%    8.23%
--------------------------------------------------------------------------------

THIS TABLE IS BASED ON A HYPOTHETICAL INVESTMENT CALCULATED FOR ILLUSTRATION ONLY. IT IS NOT AN INDICATION OF PERFORMANCE FOR ANY OF THE USAA FAMILY OF FUNDS.

SOME INCOME MAY BE SUBJECT TO FEDERAL, STATE, OR LOCAL TAXES OR THE FEDERAL ALTERNATIVE MINIMUM TAX.





--------------------------------------------------------------------------------
                             PORTFOLIO RATINGS MIX
                                     3/31/01
                             ---------------------

A pie chart is shown here depicting the Portfolio Ratings Mix as of March 31, 2001 of the USAA California Bond Fund to be:

AAA - 45%; AA - 32%; A - 17%; BBB - 5%; AND CASH EQUIVALENTS - 1%.

THE FOUR HIGHEST LONG-TERM CREDIT RATINGS, IN DESCENDING ORDER OF CREDIT QUALITY, ARE AAA, AA, A, AND BBB. THIS CHART REFLECTS THE HIGHER RATING OF EITHER MOODY'S INVESTORS SERVICE, STANDARD & POOR'S RATING SERVICES, OR FITCH IBCA. UNRATED SECURITIES THAT HAVE BEEN DETERMINED BY USAA IMCO TO BE OF EQUIVALENT INVESTMENT QUALITY TO CATEGORIES AAA, AA, AND BBB ACCOUNT FOR 1.8%, 0.9%, AND 0.3%, RESPECTIVELY, OF THE FUND'S INVESTMENTS AND ARE INCLUDED IN THEIR APPROPRIATE CATEGORIES ABOVE.
--------------------------------------------------------------------------------

YOU WILL FIND A LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 18-22.








INVESTMENT REVIEW
--------------------------------------------------------------------------------
USAA CALIFORNIA MONEY MARKET FUND

OBJECTIVE: High level of current interest income that is exempt from federal and California state income taxes and a further objective of preserving capital and maintaining liquidity.

TYPES OF INVESTMENTS: Invests principally in high-quality, California tax-exempt securities with maturities of 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will endeavor to maintain a constant net asset value per share of $1.*

* AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

--------------------------------------------------------------------------------
                                           3/31/01              3/31/00
--------------------------------------------------------------------------------
  Net Assets                            $445.2 Million       $425.2 Million
  Net Asset Value Per Share                  $1.00                $1.00
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AND 7-DAY YIELD AS OF 3/31/01
--------------------------------------------------------------------------------
            1 YEAR          5 YEARS        10 YEARS         7-DAY YIELD
             3.32%           3.16%           3.12%             3.14%
--------------------------------------------------------------------------------

TOTAL RETURN EQUALS INCOME RETURN AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS AND RETURNS FLUCTUATE. THE SEVEN-DAY YIELD QUOTATION MORE CLOSELY REFLECTS CURRENT EARNINGS OF THE FUND THAN THE TOTAL RETURN QUOTATION.







--------------------------------------------------------------------------------
                            7-DAY YIELD COMPARISON
                            ----------------------

A chart in the form of a line graph appears here illustrating the comparison of the 7-Day Yield of the USAA California Money Market Fund and the iMoneyNet, Inc. State Specific SB (Stock Broker) and GP (General Purpose) (Tax-Free) California Money Funds. The data is for the period 03/27/2000 through 03/26/2001.

                     USAA CALIFORNIA
                    MONEY MARKET FUND             IMONEYNET AVERAGE
                    -----------------             -----------------
03/27/00                  2.87%                         2.62%
04/24/00                  3.53%                         3.25%
05/22/00                  3.62%                         3.38%
06/26/00                  3.76%                         3.52%
07/31/00                  3.60%                         2.83%
08/28/00                  3.38%                         3.16%
09/25/00                  3.49%                         3.17%
10/30/00                  3.61%                         3.31%
11/27/00                  3.76%                         3.48%
12/18/00                  3.23%                         3.01%
01/29/01                  3.13%                         2.87%
02/26/01                  2.69%                         2.38%
03/26/01                  3.03%                         2.64%
--------------------------------------------------------------------------------
DATA REPRESENT THE LAST MONDAY OF EACH MONTH.
ENDING DATE 3/26/01.

THE GRAPH TRACKS THE FUND'S SEVEN-DAY YIELD AGAINST IMONEYNET, INC. STATE SPECIFIC SB (STOCK BROKER) & GP (GENERAL PURPOSE) (TAX-FREE) CALIFORNIA MONEY FUNDS, AN AVERAGE OF MONEY MARKET FUND YIELDS.






MESSAGE FROM THE MANAGER
--------------------------------------------------------------------------------
[PHOTOGRAPH OF THE PORTFOLIO MANAGER, REGINA G. SHAFER, CFA, APPEARS HERE.]

HOW DID THE FUND PERFORM FROM MARCH 31, 2000, TO MARCH 31, 2001?

The USAA California Money Market Fund performed well for the 12 months ending March 31, 2001. For that time period, iMoneyNet, Inc. ranked the fund 7 out of 56 California tax-exempt money market funds. The Fund had a return of 3.32%, and the average return for the category over the same period was 3.04%.

WHAT WERE THE RELEVANT MARKET CONDITIONS DURING THE PERIOD?

The market conditions have changed dramatically since our last report six months ago. If you recall, we were just beginning to suspect the economy was cooling after an extended period of rising short-term interest rates. The suspicion was confirmed as economic reports showed more and more signs of a slowdown. The Federal Reserve Board acted on this news in an attempt to keep the economy in check by reducing the federal funds rate (the interest rate banks charge other banks) three times during the period from January to March, for a total of 1.5% in reductions. That brought the federal funds rate to 5%.

What have these changes meant for the Fund? Our yields have also dropped. Yields on one-year notes have fallen to 3.01%, according to the Bond-Buyer One-Year
Note Index, as compared to 4.08% last March and 4.20% in September. (The Bond Buyer Index is a national average. California notes have lower yields.) We have also seen similar yield drops in other products such as commercial paper and variable-rate demand notes (VRDNs).

In California, a few other factors have affected the short-term money market. There was a shake-up in the market when two of the state's investor-owned utilities were first downgraded to below investment grade and then defaulted on short-term commercial paper. Be assured the Fund had no credit exposure to either utility; however, the utilities were big issuers, and their exit from the market did have a negative impact on supply. Another factor was the decline in value of the stock market, which caused some investors to seek the safety of money market funds. High demand and low supply contributed to lower yields, particularly in the one-day and seven-day VRDN market.


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

THE BOND BUYER ONE-YEAR NOTE INDEX IS REPRESENTATIVE OF YIELDS ON 10 LARGE ONE-YEAR, TAX-EXEMPT NOTES.


WHAT WERE YOUR  STRATEGIES  AND  TECHNIQUES  FOR BUYING AND  SELLING  DURING THE
PERIOD?

My strategy for this period of declining rates was to extend the average maturities of the securities in the Fund when there were appealing opportunities, while continuing to look at the attractiveness of VRDNs and medium-term commercial paper. I tried not to extend the average maturity of the Fund's portfolio when rates were at their worst, so that the Fund would not be locked into the lowest levels for an extended amount of time. That meant the Fund had to weather the rates in the short-term products when the rates fell to their lows. Over time this strategy has worked well, because the short-term VRDNs have remained an attractive product on average.

Part of our continuing strategy includes using a team of analysts dedicated to our money funds to review each security we purchase. Not only do the analysts help find value, but they also help to keep us free of credit problems such as those associated with owning California utilities.

WHAT IS THE OUTLOOK?

All indications point to a lower interest rate environment over the near term, because the Fed is expected to continue to lower its target for short-term interest rates. Accordingly, we anticipate that short-term tax-exempt rates will trend down over the next several months. This downward trend should be somewhat mitigated in April and May, when taxpayers typically are expected to use their money market funds to pay their income taxes; that would result in decreasing demand for the short-term products. The decrease in demand should cause the yields to increase for the one-day and seven-day VRDNs, which would offset the lower rates in other products.






--------------------------------------------------------------------------------
                                  PORTFOLIO MIX
                                     3/31/01
                                  -------------

A pie chart is shown here depicting the Portfolio Mix as of March 31, 2001 of the USAA California Money Market Fund to be:

FIXED-RATE INSTRUMENTS - 23.0%; PUT BONDS - 1.1%; AND VARIABLE-RATE DEMAND NOTES
- 75.4%.

THE PERCENTAGES ARE OF THE NET ASSETS OF THE FUND AND MAY NOT EQUAL 100%.
--------------------------------------------------------------------------------

YOU WILL FIND A LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 23-27.






--------------------------------------------------------------------------------
                        CUMULATIVE PERFORMANCE OF $10,000
                        ---------------------------------

A chart in the form of a line graph appears here illustrating the cumulative performance of a $10,000 investment in the USAA California Money Market Fund. The data is from 3/31/1991 to 3/31/2001. The data points from the graph are as follows:

USAA CALIFORNIA MONEY MARKET FUND
  YEAR                 AMOUNT
--------              -------
03/31/91              $10,000
09/30/91               10,216
03/31/92               10,403
09/30/92               10,553
03/31/93               10,680
09/30/93               10,803
03/31/94               10,917
09/30/94               11,053
03/31/95               11,238
09/30/95               11,443
03/31/96               11,640
09/30/96               11,829
03/31/97               12,016
09/30/97               12,220
03/31/98               12,418
09/30/98               12,621
03/31/99               12,794
09/30/99               12,973
03/31/00               13,161
09/30/00               13,390
03/31/01               13,597
--------------------------------------------------------------------------------
DATA FROM 3/31/91 THROUGH 3/31/01.

THE GRAPH ILLUSTRATES THE PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT IN THE USAA CALIFORNIA MONEY MARKET FUND. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE VALUE OF YOUR INVESTMENT WILL VARY ACCORDING TO THE FUND'S PERFORMANCE. INCOME MAY BE SUBJECT TO FEDERAL, STATE, OR LOCAL TAXES OR TO THE FEDERAL ALTERNATIVE MINIMUM TAX. FOR THE SEVEN-DAY YIELD INFORMATION, PLEASE REFER TO THE FUND'S INVESTMENT REVIEW PAGE.






DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
The Funds completed their fiscal year on March 31, 2001. Federal law (Internal Revenue Code of 1986, as amended, and the regulations thereunder) requires each Fund to notify its shareholders after the close of its taxable year of what portion of its earnings was exempt from federal taxation and dividends that represent long-term gains. The net investment income earned and distributed by each of the Funds was 100% tax-exempt for federal income tax purposes. There were no long-term capital gains distributions for the year ended March 31, 2001.






INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

KPMG


The Shareholders and Board of Directors

USAA TAX EXEMPT FUND, INC.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the USAA California Bond and USAA California Money Market funds, series of the USAA Tax Exempt Fund, Inc., as of March 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights, presented in Note 8 to the financial statements, for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA California Bond and USAA California Money Market funds as of March 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                      KPMG LLP

San Antonio, Texas
May 4, 2001






CATEGORIES AND DEFINITIONS
PORTFOLIOS OF INVESTMENTS

MARCH 31, 2001


FIXED-RATE INSTRUMENTS - consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

PUT BONDS - provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

VARIABLE-RATE DEMAND NOTES (VRDN) - provide the right, on any business day, to sell the security at face value on either that day or within seven days. The interest rate is generally adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In money market funds, the effective maturity of these instruments is deemed to be less than 397 days in accordance with regulatory requirements. In bond funds, the effective maturity is the next put date.

CREDIT ENHANCEMENTS - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high-quality bank, insurance company or other corporation, or a collateral trust.

The USAA  California  Money  Market  Fund's  investments  consist of  securities meeting the requirements to qualify as "eligible securities" under the Securities and Exchange Commission (SEC) rules applicable to money market funds. With respect to quality, "eligible securities" generally consist of securities rated in one of the two highest categories for short-term securities, or, if not rated, of comparable quality, at the time of purchase. The Manager also attempts to minimize credit risk in the USAA California Money Market Fund through rigorous internal credit research.

(ETM)  Escrowed to final maturity.
(PRE)  Prerefunded to a date prior to maturity.
(LOC)  Enhanced by a bank letter of credit.
(LIQ)  Enhanced by a bank or nonbank liquidity agreement.
(NBGA) Enhanced by a nonbank guarantee agreement.
(INS)  Scheduled principal and interest payments are insured by:
       (1) MBIA, Inc.
       (2) AMBAC Financial Group, Inc.
       (3) Financial Guaranty Insurance Co.
       (4) Financial Security Assurance Holdings Ltd.
       (5) College Construction Loan Insurance Association
       (6) ACA Financial Guaranty Corp.

PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

CAB    Capital Appreciation Bond         MERLOT   Municipal Exempt Receipts -
COP    Certificate of Participation               Liquidity Optional Tender
CP     Commercial Paper                  MFH      Multifamily Housing
GO     General Obligation                PCRB     Pollution Control Revenue Bond
IDA    Industrial Development            RAN      Revenue Anticipation Note
         Authority/Agency                RB       Revenue Bond
                                         TRAN     Tax Revenue Anticipation Note





USAA CALIFORNIA BOND FUND

PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)

MARCH 31, 2001

 PRINCIPAL                                            COUPON    FINAL     MARKET
  AMOUNT                SECURITY                       RATE    MATURITY   VALUE
--------------------------------------------------------------------------------

                         FIXED-RATE INSTRUMENTS (98.2%)
           CALIFORNIA (95.7%)
           ABC Unified School District GO,
 $ 1,960    Series C (INS)(3),(a)                     5.55%   8/01/2026 $    509
   2,615    Series C (INS)(3),(a)                     5.56    8/01/2028      609
   3,445    Series C (INS)(3),(a)                     5.57    8/01/2029      758
   1,450    Series C (INS)(3),(a)                     5.57    8/01/2030      302
   7,500   Antelope Valley Healthcare District RB,
            Series 1997B (INS)(4)                     5.20    1/01/2027    7,540
           Association of Bay Area Governments
            Finance Auth. COP,
   2,000    Series 1998 (NBGA)                        5.13    5/15/2023    1,979
  21,000    Series 1999 (INS)(6)                      6.20   11/01/2029   22,004
   7,005   Benicia Unified School District GO,
            Series 2000B (INS)(1),(a)                 5.91    8/01/2024    2,032
           Burbank Unified School District GO,
   4,025    Series 1998B (INS)(3),(a)                 5.30    8/01/2022    1,314
   3,130    Series 1998B (INS)(3),(a)                 5.30    8/01/2023      966
  10,445   Castaic Lake Water Agency Financing
            Corp. COP, Series 1999A (INS)(2),(a)      5.68    8/01/2022    3,411
   7,800   Chino Valley Unified School District
            COP, Series 2001A (INS)(4)                5.00    9/01/2026    7,706
           Commerce Community Development
            Commission Tax Allocation Bonds,
   3,740    Series 1997A, Project #1 (INS)(1),(a)     5.50    8/01/2022    1,221
   3,740    Series 1997A, Project #1 (INS)(1),(a)     5.50    8/01/2023    1,154
   5,000   Coronado Community Development Agency
            Tax Allocation Bonds (INS)(1)             5.60    9/01/2030    5,284
   5,000   Desert Hospital District COP (PRE)         6.39    7/28/2020    5,309
           Educational Facilities Auth. RB,
   9,500    Series 1991 (National University) (PRE)   7.15    5/01/2021    9,725
   1,775    Series 1992 (Mills College) (PRE)         6.88    9/01/2022    1,905
   9,000    Series 1994 (National University)(INS)(5) 6.20    5/01/2021    9,738
   8,015    Series 1995 (Redland University)          6.00   10/01/2025    8,372
   8,050    Series 1995A (California Education Pool)  5.60   12/01/2020    8,321
   1,460    Series 1997C (University of Southern
             California)                              5.13   10/01/2028    1,458
   6,000    Series 2000 (University of the Pacific)
             (INS)(1)                                 5.75   11/01/2030    6,426
  21,000    Series N (Stanford University)            5.20   12/01/2027   21,181
   3,525    Series O (Stanford University)            5.13    1/01/2031    3,529
   5,945   Escondido COP, Series 2000A (INS)(3)       5.75    9/01/2030    6,386
   3,360   Fallbrook Union High School District GO,
            Series 1998 (INS)(3),(a)                  5.40    9/01/2019    1,302
   2,000   Fontana Unified School District GO,
            Series 1990D (INS)(3)                     5.75    5/01/2022    2,162
   1,500   Fresno Airport RB, Series 2000A (INS)(4)   5.50    7/01/2030    1,567
   2,205   Fresno COP, Series 1991                    8.50    5/01/2016    2,252
   1,650   Glendora Unified School District GO,
            Series A (INS)(4)                         5.38    9/01/2025    1,706
   2,090   Hacienda La Puente Unified School
            District GO, Series 2000A (INS)(1)        5.25    8/01/2025    2,127
           Health Facilities Financing Auth. RB,
  11,500    Series 1991 (Southern Presbyterian) (PRE) 6.75    6/01/2021   11,804
   3,175    Series 1992A (Scripps Memorial Hospital)
             (INS)(1)                                 6.38   10/01/2022    3,374
   3,500    Series 1993C (Kaiser Permanente)          5.60    5/01/2033    3,500
   2,000    Series 1994 (St. Pauls Episcopal Home)
             (NBGA)                                   6.50    9/01/2014    2,200
   5,000    Series 1994A (Scripps Research Institute) 6.63    7/01/2018    5,317
   1,000    Series 1997A (Sunny View) (NBGA)          5.50    1/01/2019    1,035
   2,320    Series 1998A (Sacramento Medical) (NBGA)  5.25    5/01/2021    2,342
   5,000    Series 1998B (Kaiser Permanente)          5.00   10/01/2020    4,679
   4,180   Hollister Joint Powers
            Financing Auth. RB (INS)(1)               5.90   12/01/2023    4,377
           Housing Finance Agency Home Mortgage RB,
  10,310    Series 1991F                              6.85    8/01/2017   10,559
   5,990    Series 1994A                              6.55    8/01/2026    6,332
   3,000   Housing Finance Agency MFH RB,
            Series 1996A (INS)(2)                     6.05    8/01/2027    3,145
   5,455   Imperial Beach MFH RB, Series 1995A        6.45    9/01/2025    5,795
           Infrastructure and Economic Development RB,
   1,000    Series 2000 (Scripps Research Institute)  5.63    7/01/2020    1,053
   1,250    Series 2000 (Scripps Research Institute)  5.75    7/01/2030    1,320
           Livermore-Amador Valley Water
            Management Agency Sewer RB,
   5,240    Series A (INS)(2)                         5.00    8/01/2022    5,230
   2,000    Series A (INS)(2)                         5.00    8/01/2023    1,985
   9,000   Los Angeles Department of Water and
            Power RB, Series 2001A                    5.00    7/01/2024    8,824
           Los Gatos-Saratoga Joint Union High School
            GO,
   1,030    Series 1998B                              5.13   12/01/2023    1,035
   1,125    Series 1998B                              5.25   12/01/2025    1,140
           Menlo Park Community Development Agency
            Tax Allocation Bonds,
   2,500    Series 2000 (INS)(2)                      5.45    6/01/2021    2,631
   6,390    Series 2000 (INS)(2)                      5.50    6/01/2025    6,719
           Monrovia Unified School District GO,
   3,550    Series B (INS)(3),(a)                     5.61    8/01/2024    1,034
   2,500    Series B (INS)(3),(a)                     5.67    8/01/2033      443
   4,855   Murrieta Valley Unified School District GO,
            Series 1998A (INS)(3),(a)                 5.49    9/01/2018    1,984
  15,200   Oakland Unified School District GO,
            Series 2000F (INS)(1)                     5.50    8/01/2024   15,881
   2,695   Palos Verdes Peninsula Unified School
            District GO, Series 2000A                 5.25   11/01/2020    2,758
  10,325   Pleasanton Joint Powers Financing Auth. RB,
            Series 1993A                              6.15    9/02/2012   10,825
   5,000   Poway Redevelopment Agency Tax
            Allocation RB, Series 2000 (INS)(1)       5.75    6/15/2033    5,391
  13,400   Riverside County Public Financing Auth.
            Tax Allocation RB, Series 1997A           5.63   10/01/2033   13,122
  20,225   Sacramento County Sanitation District
            Finance Auth. RB, Series 2000 (INS)(2)    5.63   12/01/2030   21,439
   6,000   Sacramento Power Auth. RB, Series 1995     6.00    7/01/2022    6,262
   7,040   San Diego MFH RB, Series 1995A             6.45    5/01/2025    7,459
           San Diego Unified School District CAB,
   6,940    Series 1999A (INS)(3),(a)                 5.54    7/01/2020    2,561
  15,160    Series 1999A (INS)(3),(a)                 5.63    7/01/2021    5,271
   8,440    Series 1999A (INS)(3),(a)                 5.56    7/01/2022    2,774
  11,120    Series 1999A (INS)(3),(a)                 5.99    7/01/2023    3,453
  18,000   San Francisco Bay Area RB, Series 1999     5.50    7/01/2029   18,706
           San Francisco City and County Airport RB,
   3,190    2nd Series-Issue 24B (INS)(4)             5.63    5/01/2025    3,384
   8,845    2nd Series-Issue 24B (INS)(4)             5.63    5/01/2030    9,364
   9,500   San Joaquin Hills Transportation
            Corridor Agency RB, Series 1993 (PRE)     6.75    1/01/2032   10,269
  14,000   Santa Ana Unified School District GO,
            Series 2000 (INS)(3)                      5.70    8/01/2029   14,961
  11,215   Santa Clara Valley Water District RB,
            Series 2000A                              5.63    2/01/2025   11,883
  12,455   Southern California Public Power Auth. RB,
            Series 1989 (LOC)                         6.00    7/01/2018   12,465
           State GO,
  12,100    Series 1998                               5.00   10/01/2027   11,865
   7,500    Series 1999 (INS)(1)                      5.00    8/01/2024    7,433
  10,000    Series 1999                               5.50    9/01/2024   10,429
  10,000    Series 1999                               5.88   10/01/2026   10,814
   8,865    Series 1999                               5.75   12/01/2029    9,471
  10,000    Series 2000                               5.25   10/01/2024   10,153
  25,000    Series 2000                               5.25    9/01/2026   25,304
  14,715    Series 2000                               5.50    6/01/2028   15,299
  27,825    Series 2000                               5.75    3/01/2030   29,766
           Statewide Communities Development Auth.
            COP,
   5,420    Lutheran Homes (ETM)                      5.75   11/15/2021    5,921
   1,055   The Arc of San Diego (NBGA)                5.63    5/01/2021    1,102
           Suisun City Public Financing Auth. RB,
  17,855    Series 1998A (a)                          5.37   10/01/2028    3,613
  20,080    Series 1998A (a)                          5.37   10/01/2033    3,019
           Union Elementary School District CAB,
   3,200    Series 1999A (INS)(3),(a)                 6.20    9/01/2022    1,040
   2,600    Series 1999A (INS)(3),(a)                 6.21    9/01/2023      799
           Univ. of California RB,
  12,000    Series 1991A (PRE)                        6.88    9/01/2016   12,886
   4,000    Series 1996 (INS)(2)                      5.75    7/01/2024    4,201
  14,675   Vallejo Sanitation and Flood Control COP,
            Series 1993 (INS)(3)                      5.00    7/01/2019   15,037
           Washington Township Health Care District
            RB,
   7,085    Series 1999                               5.13    7/01/2023    6,750
   3,005    Series 1999                               5.25    7/01/2029    2,891
           Washington Township Hospital RB,
  11,000    Series 1993                               5.50    7/01/2018   11,117
   7,845    Series 1993                               5.25    7/01/2023    7,799
   1,515   Watsonville Hospital RB, Series 1996A
            (ETM)                                     6.20    7/01/2012    1,736

           PUERTO RICO (2.5%)
  10,500   Electric Power Auth. RB, Series 1995Z      5.25    7/01/2021   10,581
   5,650   Highway and Transportation Auth. RB,
            Series 1996Y                              5.50    7/01/2036    5,924
--------------------------------------------------------------------------------
           Total fixed-rate instruments (cost: $615,434)                 651,290
--------------------------------------------------------------------------------

                        VARIABLE-RATE DEMAND NOTES (0.6%)
           CALIFORNIA
     902   Irvine Improvement Bonds,
            Assessment District 97-16 (LOC)           3.60    9/02/2022      902
   2,600   Orange County Special Financing Auth. RB,
            Series 1995B (LIQ) (INS)(2)               3.40   11/01/2014    2,600
     505   Statewide Communities Development Auth.
            COP (LOC)                                 3.60    6/01/2026      505
--------------------------------------------------------------------------------
           Total variable-rate demand notes (cost: $4,007)                 4,007
--------------------------------------------------------------------------------
           Total investments (cost: $619,441)                           $655,297
================================================================================




                       PORTFOLIO SUMMARY BY CONCENTRATION
                       ----------------------------------
            General Obligations                                 30.1%
            Escrowed Bonds                                       9.0
            Education                                            8.9
            Water/Sewer Utilities - Municipal                    8.7
            Hospitals                                            7.8
            Real Estate Tax/Fee                                  7.3
            Electric/Gas Utilities - Municipal                   5.7
            Nursing/Continuing Care Centers                      4.2
            Special Assessment/Tax                               3.9
            Toll Roads                                           2.8
            Single-Family Housing                                2.5
            Multifamily Housing                                  2.5
            Airport/Port                                         2.2
            Health Care - Miscellaneous                          1.7
            Appropriated Debt                                    1.2
            Buildings                                            0.3
                                                                ----
            Total                                               98.8%
                                                                ====







USAA CALIFORNIA MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)

MARCH 31, 2001

PRINCIPAL                                           COUPON    FINAL
 AMOUNT                  SECURITY                    RATE    MATURITY    VALUE
--------------------------------------------------------------------------------

                       VARIABLE-RATE DEMAND NOTES (75.4%)
           CALIFORNIA (70.7%)
           Alameda Contra Costa Schools Financing
            Auth. COP,
 $ 5,140    Series 1996A (LOC)                       3.40%   7/01/2016  $  5,140
   8,000    Series B (LOC)                           3.40    7/01/2023     8,000
   9,000   Alameda County IDA RB, Series 1994        3.60    6/01/2004     9,000
  11,000   Corona MFH RB, Series 1985B (NBGA)(b)     3.45    2/01/2023    11,000
   2,100   Covina Redevelopment Agency MFH RB,
            Series 1994A (NBGA)                      3.35   12/01/2015     2,100
   1,900   Davis Community Facilities District RB,
            Series 2000 (LOC)                        3.30    9/01/2024     1,900
   5,000   Dublin San Ramon Services District
            Sewer Revenue COP, Series 2000 (LIQ)
            (INS)(1)                                 3.50    8/01/2035     5,000
   2,100   Economic Development Financing Auth. RB,
            Series 1996 (LOC) (NBGA)                 3.35   11/15/2026     2,100
           Fremont COP,
   6,025    Series 1990 (LOC)                        3.45    7/01/2015     6,025
   4,300    Series 1991 (LOC)                        3.45    8/01/2022     4,300
   3,600   Hacienda La Puente Unified School
            District COP (LOC)                       3.75   10/01/2009     3,600
     920   Hanford 1997 COP (LOC)                    4.40    3/01/2008       920
   6,055   Hanford Sewer System RB, Series 1996A
            (LOC)                                    4.40    4/01/2023     6,055
   5,000   Health Facilities Auth. RB, Series 1984A
            (LOC)                                    4.00    7/01/2014     5,000
   1,960   Hesperia Public Financing Auth. Lease RB,
            Series 1998B (LOC)                       4.35    6/01/2022     1,960
   4,600   Huntington Beach MFH RB, Series 1985A
            (LOC)                                    4.00    2/01/2010     4,600
   6,000   Irvine IDA RB, Series 1985 (LOC)          5.55   11/01/2005     6,000
     200   Irvine Improvement Bonds, Assessment
             District 97-16 (LOC)                    3.60    9/02/2022       200
   3,700   Irvine Ranch Water District
            Consolidated Bonds, Series 1995 (LOC)    3.60    1/01/2021     3,700
   4,400   Irvine Ranch Water District RB,
            Series 1991 (LOC)                        3.60    8/01/2016     4,400
   9,000   Lancaster MFH RB, Series 1984A (NBGA)(b)  3.35   11/01/2029     9,000
   3,380   Lemoore COP, Series 1995 (LOC)            4.40   11/01/2020     3,380
   9,535   Loma Linda Water RB, Series 1995 (LOC)    4.35    6/01/2025     9,535
  13,960   Los Angeles Department of Water and
            Power RB, Series 2001A, Series ZTC-16
            Certificates (LIQ) (INS)(4),(b)          3.05    7/01/2018    13,960
   6,500   Los Angeles MFH RB, Series 1991B (LOC)    3.25   12/01/2010     6,500
  20,565   Los Angeles Senior COPs Series 2000,
            MERLOT Series 2000 NN (LIQ) (INS)(2),(b) 3.54   11/01/2031    20,565
   4,100   Monrovia Redevelopment Agency COP,
            Series 1984 (NBGA)                       3.20   12/01/2014     4,100
   4,650   Monterey County Financing Auth. RB,
            Series 1995A (LOC)                       3.40    9/01/2036     4,650
   9,475   Moreno Valley COP, Series 1997 (LOC)      4.40    6/01/2027     9,475
   3,000   Oakland RB, Series 1999A, MERLOT
            Series 2000M (LIQ) (INS)(2),(b)          3.34    1/01/2029     3,000
   4,500   Oakland-Alameda County Coliseum Auth.
            Lease RB, Series 2000C-1 (LOC) (NBGA)    3.30    2/01/2025     4,500
  14,700   Oceanside MFH RB, Series 1994 (NBGA)      3.65    8/01/2017    14,700
     600   Ontario IDA RB, Series 1985 (LOC)         3.60    4/01/2015       600
  10,000   Orange County Apartment Development RB,
            Issue C of 1999 (NBGA)                   3.35   12/01/2029    10,000
   9,500   Orange County Special Financing Auth.
            Teeter Plan RB, 1995 Series D (LIQ)
            (INS)(2)                                 3.40   11/01/2014     9,500
  22,300   Rialto Public Financing Auth. RB,
            Series 1998A (LOC)                       4.40    9/01/2027    22,300
   3,000   Sacramento County MFH RB,
            Series C of 1985 (NBGA)                  3.35    4/15/2007     3,000
   7,900   San Bernardino County COP, Series 1996
            (LOC)                                    4.40   11/01/2025     7,900
   4,425   San Bernardino IDA RB, Series 1992 (LOC)  3.60    2/01/2012     4,425
   4,000   San Dimas Redevelopment Agency IDA RB,
            Series 1985 (LOC)                        3.80   11/01/2015     4,000
   3,600   San Francisco City and County MFH RB,
            Series 1985A (LOC)                       3.24   12/01/2005     3,600
           San Jose Financing Auth. Lease RB,
   5,600    Series 2000A (LOC)                       3.25    4/01/2030     5,600
   2,800    Series 2001D (LIQ) (INS)(2)              3.25    7/01/2026     2,800
   3,030   School Facilities Financing Corp. COP,
            Series 1998A (LOC)                       3.35    7/01/2022     3,030
     940   Statewide Communities
            Development Auth. COP (LOC)              3.60    6/01/2026       940
   8,100    Series 1992 (LOC)                        3.40   12/01/2022     8,100
   3,200    Series 1998 (LOC)                        3.60    6/01/2013     3,200
           Statewide Communities Development Auth.
            RB,
   3,000    Series 2000A (NBGA)                      3.40    9/15/2030     3,000
   3,000    Series 2001 (LOC)                        3.35    1/01/2031     3,000
  21,000   Torrance Hospital RB, Series 1992 (LOC)   3.40    2/01/2022    21,000
   1,000   Upland Community Redevelopment Agency
            MFH RB, Series 1999A (NBGA)              3.45    2/15/2030     1,000
   1,800   Vallejo Housing Auth. MFH RB,
            Series 1985C (LOC)                       3.45    1/01/2008     1,800
   1,850   West Hollywood Public Facilities Corp.
           1998 COP (LOC)                            4.40    2/01/2025     1,850

           PUERTO RICO (4.7%)
   4,725   Commonwealth Public Improvement Bonds,
            Series 1998, P-FLOAT Series PT-1025
            (LIQ) (INS)(1),(b)                       3.30    7/01/2016     4,725
   9,985   Commonwealth Public Improvement Bonds
            of 2000, MERLOT Series 2000EE
            (LIQ) (INS)(1),(b)                       3.34    7/01/2026     9,985
   5,995   Highway and Transportation Auth. RB
            (Series B), ROB/INs Class F Trust
            Receipts; Series 14 (LIQ) (INS)(1),(b)   3.00    7/01/2035     5,995
--------------------------------------------------------------------------------
           Total variable-rate demand notes (cost: $335,715)             335,715
--------------------------------------------------------------------------------

                                PUT BONDS (1.1%)
           CALIFORNIA
   2,015   Lake Elsinore Recreation Auth. RB,
            Series 2000A (NBGA)                      4.60    2/01/2032     2,041
   2,660   Pollution Control Financing Auth. PCRB,
            Series 1984                              4.15    5/15/2002     2,660
--------------------------------------------------------------------------------
           Total put bonds (cost: $4,701)                                  4,701
--------------------------------------------------------------------------------

                         FIXED-RATE INSTRUMENTS (23.0%)
           CALIFORNIA
   6,070   Acalanes Union High School District 2000
            TRAN                                     4.75    7/05/2001     6,079
   7,000   East Bay Municipal Utility District CP    3.25    4/05/2001     7,000
   4,000   Fremont Unified School District 2000-01
            TRAN                                     5.00    7/10/2001     4,008
   1,060   Los Angeles Department of Water and
            Power Electric Plant RB, Issue of 1994   4.50    8/15/2001     1,061
   1,660   Porterville 2000 TRAN                     4.45    6/29/2001     1,660
   2,500   San Mateo County Transit District
            Limited Tax Bonds, 1998 Series A
            (INS)(1)                                 4.00    6/01/2001     2,500
  16,500   San Ramon Valley Unified School
            District 2000-2001 TRAN                  4.05   11/28/2001    16,500
   1,700   San Ramon Valley Unified School
            District GO, Series 1998A (INS)(3),(a)   3.05    7/01/2001     1,687
   2,350   School Project for Utility Rate
            Reduction, 2000 RAN                      4.15   10/03/2001     2,350
   5,000   State GO CP Notes                         3.40    4/04/2001     5,000
   7,000   State GO CP Notes                         3.10    4/06/2001     7,000
   4,500   Vacaville Unified School District 2000
            TRAN                                     5.00    7/05/2001     4,508
  10,000   West Contra Costa Unified School
            District 2000-01 TRAN                    5.00    8/08/2001    10,027

           PUERTO RICO (7.4%)
  10,890   Government Development Bank CP            2.75    4/24/2001    10,890
   4,178   Government Development Bank CP            3.80    5/14/2001     4,178
  11,831   Government Development Bank CP            3.00    8/21/2001    11,831
   6,195   Government Development Bank CP            2.95    9/12/2001     6,195
--------------------------------------------------------------------------------
           Total fixed-rate instruments (cost: $102,474)                 102,474
--------------------------------------------------------------------------------
           Total investments (cost: $442,890)                           $442,890
================================================================================







                       PORTFOLIO SUMMARY BY CONCENTRATION
                       ----------------------------------
            General Obligations                                 16.0%
            Multifamily Housing                                 15.8
            Appropriated Debt                                   14.3
            Water/Sewer Utilities - Municipal                    9.5
            Banks - Major Regional                               7.4
            Real Estate Tax/Fee                                  5.5
            Hospitals                                            5.4
            Buildings                                            4.5
            Special Assessment/Tax                               3.9
            Electric/Gas Utilities - Municipal                   3.9
            Manufacturing - Diversified Industries               3.4
            Nursing/Continuing Care Centers                      3.2
            Lodging/Hotel                                        1.9
            Community Service                                    1.2
            Medical Products & Supplies                          0.9
            Health Care - Miscellaneous                          0.7
            Education                                            0.7
            Oil - International Integrated                       0.6
            Sales Tax                                            0.6
            Electronics - Computer Distributors                  0.1
                                                                ----
            Total                                               99.5%
                                                                ====







NOTES TO PORTFOLIOS OF INVESTMENTS

MARCH 31, 2001


GENERAL NOTES

Values of securities  are  determined by procedures  and practices  discussed in note 1 to the financial statements.

The percentages shown represent the percentage of the investments to net assets.


SPECIFIC NOTES

(a) Zero-coupon security. Rate represents the effective yield at date of purchase. For the USAA California Bond and USAA California Money Market funds, these securities represented 6.0% and 0.4% of the Funds' net assets, respectively.

(b) These securities are not registered under the Securities Act of 1933. Resells of these securities in the United States may occur in exempt transactions to qualified institutional buyers as defined by Rule 144A, and as such, are generally deemed by the Manager to be liquid under guidelines established by the Board of Directors. At March 31, 2001, these securities represented 17.6% of the USAA California Money Market Fund's net assets.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.






STATEMENTS OF ASSETS AND LIABILITIES
(IN THOUSANDS)

MARCH 31, 2001


                                                                        USAA
                                                         USAA        CALIFORNIA
                                                      CALIFORNIA    MONEY MARKET
                                                       BOND FUND        FUND
                                                      --------------------------

ASSETS

   Investments in securities, at market value
      (identified cost of $619,441 and $442,890,
      respectively)                                   $  655,297      $  442,890
   Cash                                                      176             342
   Receivables:
      Capital shares sold                                    140             590
      Interest                                             9,105           2,790
   Prepaid expenses                                           -               55
                                                      --------------------------
         Total assets                                    664,718         446,667
                                                      --------------------------

LIABILITIES

   Capital shares redeemed                                   230           1,122
   USAA Investment Management Company                        176             122
   USAA Transfer Agency Company                               20              17
   Accounts payable and accrued expenses                      66              73
   Dividends on capital shares                               989              86
                                                      --------------------------
         Total liabilities                                 1,481           1,420
                                                      --------------------------
            Net assets applicable to capital shares
               outstanding                            $  663,237      $  445,247
                                                      ==========================

REPRESENTED BY

   Paid-in capital                                    $  631,646      $  445,247
   Accumulated net realized loss on investments           (4,265)            -
   Net unrealized appreciation of investments             35,856             -
                                                      --------------------------
            Net assets applicable to capital shares
               outstanding                            $  663,237      $  445,247
                                                      ==========================
   Capital shares outstanding                             60,151         445,247
                                                      ==========================
   Authorized shares of $.01 par value                   140,000       2,435,000
                                                      ==========================
   Net asset value, redemption price,
      and offering price per share                    $    11.03      $     1.00
                                                      ==========================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.






STATEMENTS OF OPERATIONS
(IN THOUSANDS)

YEAR ENDED MARCH 31, 2001

                                                                       USAA
                                                         USAA       CALIFORNIA
                                                      CALIFORNIA   MONEY MARKET
                                                       BOND FUND       FUND
                                                      --------------------------
NET INVESTMENT INCOME

   Interest income                                      $35,142       $16,131
                                                      --------------------------
   Expenses:
      Management fees                                     1,936         1,381
      Transfer agent's fees                                 257           210
      Custodian's fees                                      110           112
      Postage                                                38            22
      Shareholder reporting fees                             11            10
      Directors' fees                                         6             6
      Registration fees                                      13             5
      Professional fees                                      40            38
      Insurance                                              -             27
      Other                                                  12            17
                                                      --------------------------
         Total expenses                                   2,423         1,828
      Expenses paid indirectly                               (9)          (11)
                                                      --------------------------
         Net expenses                                     2,414         1,817
                                                      --------------------------
            Net investment income                        32,728        14,314
                                                      --------------------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS

      Net realized gain                                   6,159            -
      Change in net unrealized
         appreciation/depreciation                       30,821            -
                                                      --------------------------
            Net realized and unrealized gain             36,980            -
                                                      --------------------------
Increase in net assets resulting from operations        $69,708       $14,314
                                                      ==========================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.






STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

YEARS ENDED MARCH 31,


                                                  USAA                     USAA
                                               CALIFORNIA               CALIFORNIA
                                                BOND FUND            MONEY MARKET FUND
                                           ---------------------------------------------
                                              2001       2000         2001       2000
                                           ---------------------------------------------

FROM OPERATIONS

   Net investment income                   $  32,728   $  33,010   $  14,314   $  11,874
   Net realized gain (loss) on investments     6,159     (10,303)         -           -
   Change in net unrealized appreciation/
      depreciation of investments             30,821     (43,032)         -           -
                                           ---------------------------------------------
      Increase (decrease) in net assets
         resulting from operations            69,708     (20,325)     14,314      11,874
                                           ---------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM

   Net investment income                     (32,728)    (33,010)    (14,314)    (11,874)
                                           ---------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS

   Proceeds from shares sold                 102,114      88,729     502,901     455,436
   Dividend reinvestments                     22,067      22,730      13,484      11,176
   Cost of shares redeemed                   (74,631)   (123,070)   (496,373)   (480,585)
                                           ---------------------------------------------
      Increase (decrease) in net assets
         from capital share transactions      49,550     (11,611)     20,012     (13,973)
                                           ---------------------------------------------
Net increase (decrease) in net assets         86,530     (64,946)     20,012     (13,973)


NET ASSETS

   Beginning of period                       576,707     641,653     425,235     439,208
                                           ---------------------------------------------
   End of period                           $ 663,237   $ 576,707   $ 445,247   $ 425,235
                                           =============================================

CHANGE IN SHARES OUTSTANDING

   Shares sold                                 9,533       8,282     502,901     455,436
   Shares issued for dividends reinvested      2,066       2,155      13,484      11,176
   Shares redeemed                            (6,984)    (11,728)   (496,373)   (480,585)
                                           ---------------------------------------------
         Increase (decrease) in
            shares outstanding                 4,615      (1,291)     20,012     (13,973)
                                           =============================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.





NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2001


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA Tax Exempt Fund, Inc. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of 10 separate funds. The information presented in this annual report pertains only to the USAA California Bond Fund and USAA California Money Market Fund (the Funds). The Funds have a common objective of providing California investors with a high level of current interest income that is exempt from federal and California state income taxes. The USAA California Money Market Fund has a further objective of preserving capital and maintaining liquidity.

A. SECURITY VALUATION - Investments in the USAA California Bond Fund are valued each business day by a pricing service (the Service) approved by the Company's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of tax-exempt securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Securities that cannot be valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Directors. Securities purchased with maturities of 60 days or less and, pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, all securities in the USAA California Money Market Fund, are stated at amortized cost, which approximates market value.

B. FEDERAL TAXES - Each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities. The Funds concentrate their investments in California tax-exempt securities and, therefore, may be exposed to more credit risk than portfolios with a broader geographical diversification.

D. PREPAID EXPENSE - The USAA California Money Market Fund, along with other USAA money market funds, is covered under an insurance policy issued by ICIM Reinsurance Company issued on December 1, 2000. The purpose of this coverage is to protect the Fund against bond defaults and similar events that could negatively affect the value of portfolio securities of money market funds. The Fund amortizes the insurance premium over the life of the policy.

E. EXPENSES PAID INDIRECTLY - The Funds' custodian bank has agreed to reduce its fees when the Funds maintain a cash balance in the non-interest-bearing custody account. For the year ended March 31, 2001, custodian fee offset arrangements reduced expenses of the USAA California Bond and USAA California Money Market Funds by $9,000 and $11,000, respectively.

F. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT

The Funds participate with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million -- $400 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager, and $100 million with Bank of America. The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Prior to January 10, 2001, the Funds had two agreements with CAPCO -- $250 million committed and $500 million uncommitted.

Subject to availability under its agreement with CAPCO, each Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, each Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 15% of the Fund's total assets. The Funds had no borrowings under either of these agreements during the year ended March 31, 2001.

(3) DISTRIBUTIONS

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At March 31, 2001, the USAA California Bond Fund had capital loss carryovers for federal income tax purposes of $4,241,000, which, if not offset by subsequent capital gains, will expire in 2008. It is unlikely that the Company's Board of Directors will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities for the year ended March 31, 2001, were as follows:

                             USAA CALIFORNIA          USAA CALIFORNIA
                                BOND FUND            MONEY MARKET FUND
                             -----------------------------------------
Purchases                     $220,224,000            $1,055,379,000
Sales/maturities              $200,333,000            $1,034,487,000

For the USAA California Bond Fund, cost of purchases and proceeds from sales/maturities exclude short-term securities.

The cost of securities at March 31, 2001, for federal income tax purposes, for the USAA California Bond and USAA California Money Market Funds was $619,465,000 and $442,890,000, respectively.

Gross unrealized appreciation and depreciation of investments at March 31, 2001, for tax purposes, were as follows:

                             APPRECIATION     DEPRECIATION        NET
                             --------------------------------------------
USAA California Bond Fund    $37,535,000      ($1,703,000)    $35,832,000

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager carries out each Fund's investment policies and manages each Fund's portfolio. Management fees are computed as a percentage of aggregate average net assets (ANA) of both Funds combined, which on an annual basis is equal to 0.50% of the first $50 million, 0.40% of that portion over $50 million but not over $100 million, and 0.30% of that portion over $100 million. These fees are allocated on a proportional basis to each Fund monthly based upon ANA.

B. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Funds based on an annual charge of $28.50 per shareholder account plus out-of-pocket expenses.

C. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Funds' shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES

Certain directors and officers of the Funds are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Funds.

(7) NEW ACCOUNTING PRONOUNCEMENT

In November 2000, the AICPA issued a revised audit and accounting guide, AUDITS OF INVESTMENT COMPANIES, effective for fiscal years beginning after December 15, 2000. The revised guide requires the Funds to amortize premiums and discounts. The Funds are following this accounting method; therefore, this requirement will not affect the Funds' net asset values and is not expected to have a material impact on the Funds' future financial statements.

(8) FINANCIAL HIGHLIGHTS - USAA CALIFORNIA BOND FUND

Per-share operating performance for a share outstanding throughout each period is as follows:

                                           YEAR ENDED MARCH 31,
                          ------------------------------------------------------
                             2001       2000       1999       1998       1997
                          ------------------------------------------------------
Net asset value at
   beginning of period     $  10.38   $  11.29   $  11.17   $  10.50   $  10.43
Net investment income           .56        .58        .59        .60        .61
Net realized and
   unrealized gain (loss)       .65       (.91)       .12        .67        .07
Distributions from net
   investment income           (.56)      (.58)      (.59)      (.60)      (.61)
                          ------------------------------------------------------
Net asset value at
   end of period           $  11.03   $  10.38   $  11.29   $  11.17   $  10.50
                          ======================================================
Total return (%)*             12.05      (2.91)      6.46      12.33       6.60
Net assets at end
   of period (000)         $663,237   $576,707   $641,653   $533,747   $440,231
Ratio of expenses to
   average net assets (%)       .39        .39        .39        .40        .41
Ratio of net investment
   income to average
   net assets (%)              5.31       5.43       5.21       5.47       5.74
Portfolio turnover (%)        33.06      48.46       7.20      20.16      23.72


* ASSUMES REINVESTMENT OF ALL DIVIDEND INCOME DISTRIBUTIONS DURING THE PERIOD.


(8) FINANCIAL HIGHLIGHTS - USAA CALIFORNIA MONEY MARKET FUND

Per-share operating performance for a share outstanding throughout each period is as follows:

                                            YEAR ENDED MARCH 31,
                           -----------------------------------------------------
                             2001       2000       1999       1998       1997
                           -----------------------------------------------------
Net asset value at
   beginning of period     $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
Net investment income           .03        .03        .03        .03        .03
Distributions from net
   investment income           (.03)      (.03)      (.03)      (.03)      (.03)
                           -----------------------------------------------------
Net asset value at
   end of period           $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                           =====================================================
Total return (%) *             3.32       2.86       3.03       3.35       3.23
Net assets at end
   of period (000)         $445,247   $425,235   $439,208   $431,754   $341,128
Ratio of expenses to
   average net assets (%)       .42        .41        .42        .41        .45
Ratio of net investment
   income to average
   net assets (%)              3.26       2.83       2.99       3.30       3.19

* ASSUMES REINVESTMENT OF ALL DIVIDEND INCOME DISTRIBUTIONS DURING THE PERIOD.







DIRECTORS
Robert G. Davis, CHAIRMAN OF THE BOARD
Christopher W. Claus, VICE CHAIRMAN OF THE BOARD
Barbara B. Dreeben
Robert L. Mason
David G. Peebles
Michael F. Reimherr
Laura T. Starks
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER, AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT                        LEGAL COUNSEL
USAA Shareholder Account Services     Goodwin, Procter & Hoar LLP
9800 Fredericksburg Road              Exchange Place
San Antonio, Texas 78288              Boston, Massachusetts 02109

CUSTODIAN                             INDEPENDENT AUDITORS
State Street Bank and Trust Company   KPMG LLP
P.O. Box 1713                         112 East Pecan, Suite 2400
Boston, Massachusetts 02105           San Antonio, Texas 78205

TELEPHONE ASSISTANCE HOURS            INTERNET ACCESS
Call toll free - Central Time         USAA.COM(REGISTERED TRADEMARK)
Monday - Friday 6 a.m. to 10 p.m.
Saturday 8:30 a.m. to 5 p.m.
Sunday 11:30 a.m. to 8 p.m.

FOR ADDITIONAL INFORMATION ON MUTUAL FUNDS
1-800-531-8181, (in San Antonio) 456-7200
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

RECORDED MUTUAL FUND PRICE QUOTES
24-hour service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

MUTUAL FUND USAA TOUCHLINE(REGISTERED TRADEMARK)
(from touch-tone phones only)
For account balance, last transaction, fund prices, or to exchange or redeem fund shares
1-800-531-8777, (in San Antonio) 498-8777


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